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                                                                  EXHIBIT 10.34

                                                    SANTA MARIA REFINING COMPANY

                                                    P O Box 1260
                                                    Santa Maria, CA 93456
                                                    Tel: 805-922-5871
                                                    Fax: 805-925-7764

                              CONSULTANT AGREEMENT

1.      NAME:                               Burt Cormany

2.      NAME OF THE COMPANY:                Santa Maria Refinery Company (SMRC)

3.      LOCATION:                           Santa Maria, California

4.      JOB TITLE:                          President

5.      EFFECTIVE DATE:                     July 1, 1994

6.      MAJOR AREAS OF RESPONSIBILITY:

        MANAGEMENT OF
        All Refinery operations including
                 -       budgets, cash flow needs and projections
                 -       regulatory compliance
                 -       CUP achievement
                 -       asphalt marketing

7.      REPORTING TO:                       Ilyas Chaudhary, Chairman of
                                            SMRC's Board of Directors

8.      COMPENSATION:

        A. $60,000 per annum to be paid on a monthly basis and 12,000 shares of Saba Petroleum Company Common Stock to be issued as fully paid on January 1, 1995 as a one time bonus. Compensation for second year of the contract shall be $100,000 per annum

        B.      Standard medical and 401(K) Plan benefits

        C.      Company vehicle for Company usage

        E.      Bonus at discretion of the Directors

        F. The Company shall indemnify against any claims while holding the office

        9.      TERMINATION NOTICE:         90 days severance upon termination

        10.     CONTRACT TERM:              2 years from July 1, 1994 to
                                            June 30, 1996


/s/ BURT CORMANY                            /s/ ILYAS CHAUDHARY
--------------------------------            ---------------------------------
Burt Cormany                                Ilyas Chaudhary - Director
                                            Santa Maria Refining Company

July 22, 1994                               July 20, 1994
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Date                                        Date